Exhibit 10.16

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

Dermavant Sciences GmbH

Viaduktstrasse 8

4051 Basel

Switzerland

5 November 2018

Dear Sirs

Tapinarof: CapEx Letter Agreement

By Section 9.10(b) of the Asset Purchase Agreement dated July 10, 2018, between GlaxoSmithKline Intellectual Property Development Ltd., Glaxo Group Limited and Dermavant Sciences GmbH (the “Purchase Agreement”), Seller Parties and Buyer undertook to enter into a letter agreement setting forth the scope of the necessary capital improvements Seller Parties have agreed (subject to reimbursement by Buyer) to make at Seller Parties’ Manufacturing site in Cork, Ireland (the “Cork Site”) and the schedule upon which Buyer or its Affiliate shall reimburse Seller Parties for such capital expenditures.

This letter agreement is the “CapEx Letter Agreement” as defined in Section 9.10(b) of the Purchase Agreement. Each capitalized term used but not otherwise defined in this letter has the meaning given to such term in the Purchase Agreement.

Pursuant to Section 9.10(b) of the Purchase Agreement, and in consideration of the foregoing and the covenants and agreements contained herein, and for other good and valuable consideration, each of the Seller Parties and Buyer, intending to be legally bound, hereby agree as follows:

1.	Scope, responsibility and expected cost of necessary capital improvements

1.1

The relevant capital improvements required to be made at the Cork Site (the “Planned Capital Improvements”) are summarised in Annex 1 to this CapEx Letter Agreement. On the terms and subject to the conditions set forth in this CapEx Letter Agreement, Seller Parties shall implement the Planned Capital Improvements and shall use its commercially reasonable efforts to do so in accordance with the timetable described in paragraph 1.2 below (or as may otherwise be agreed between the parties in writing), in each case unless this CapEx Letter Agreement or the Purchase Agreement is terminated pursuant to the terms herein or therein.

1.2

The timetable referred to in paragraph 1.1 above is as set forth in Annex 3, provided that such timetable may be updated by Seller Parties to the extent necessary following completion of the engineering and technical design and resource planning work referred to in paragraph 1.3(A) below.

1.3	As at the date of this CapEx Letter Agreement, Seller Parties anticipate that:

(A)

the aggregate capital expenditure required to implement the Planned Capital Improvements is [***], inclusive of certain engineering and technical design and resource planning work (the “Initial Anticipated Aggregate CapEx”); and

(B)	the anticipated phasing of such capital expenditure [***] (the “Initial Anticipated CapEx Phasing”) is set out in Annex 2 to this CapEx Letter Agreement.

1.4

Buyer acknowledges that the Initial Anticipated Aggregate CapEx has been determined prior to the completion of engineering and technical design work which, once completed, will enable the capital expenditure relating to stages 1 and 4 of the manufacture of tapinarof to be more precisely determined.

1.5

Accordingly, as soon as reasonably practicable following the engineering and technical design work referred to in paragraph 1.4 above, Seller Parties shall provide Buyer with a revised expectation of the aggregate required capital expenditure (the “Confirmed Anticipated Aggregate CapEx”) which shall include a general summary of the amount and reasons for any material increase from the Initial Anticipated Aggregate CapEx and a revised anticipated phasing of such capital expenditure (the “Confirmed Anticipated CapEx Phasing”). Without limiting the foregoing, if the Confirmed Anticipated Aggregate CapEx exceeds [***], Seller Parties shall [***].

1.6

Notwithstanding anything to the contrary herein, the parties understand and agree the Planned Capital Improvements and the parties’ respective obligations under this CapEx Letter Agreement are without prejudice to the rights and obligations of the parties (or their relevant Affiliates) under the Supply Agreements, and notwithstanding anything in the contrary in the Supply Agreements, any breach by Seller Parties of their obligations under this CapEx Letter Agreement shall not limit or otherwise excuse the performance of Seller Parties or any of their Affiliates under the Supply Agreements.

2.	Reimbursement of capital expenditure

2.1

Buyer acknowledges and agrees that, while the Confirmed Anticipated Aggregate CapEx and the Confirmed Anticipated CapEx Phasing reflect Seller Parties’ best advance estimate of the capital expenditure required in connection with the Planned Capital Improvements, it is possible that the actual capital expenditure incurred in connection with the Planned Capital Improvements (the “Actual CapEx”) and/or its phasing may differ from the Confirmed Anticipated Aggregate CapEx and the Confirmed Anticipated CapEx Phasing.

2.2	The parties further acknowledge and agree that:

(A)

the Initial Anticipated Aggregate CapEx, Confirmed Anticipated Aggregate CapEx and Actual CapEx shall comprise (i) out-of-pocket fees and expenses payable by Seller Parties or their Affiliates to third parties to implement the Planned Capital Improvements (the “Pass-Through Costs”) and (ii) an amount equal to [***] of the Pass-Through Costs reflecting the capitalised cost to Seller Parties or their

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

Affiliates of project management activities in connection with the implementation of the Planned Capital Improvements, but shall not include (a) any allocation of overhead, infrastructure or similar expenses or charges of Seller Parties or their Affiliates or (b) any internal employee costs that may be incurred in connection with the performance by Seller Parties or their Affiliates of any development work undertaken pursuant to the Supply Agreements; and

(B)

the output from certain development work expected to be contracted for pursuant to the Commercial Manufacturing and Supply Agreement (including (a) technical and/or safety risks identified in the course of development work related to the technical transfer of the Manufacturing process for tapinarof and (b) the process control strategies developed for the Manufacture of tapinarof) may affect the (i) the timing of certain activities required to be undertaken as part of the Planned Capital Improvements and/or (ii) the scope of work required to deliver the functionality intended to be delivered by the Planned Capital Improvements.

2.3

If Seller Parties anticipate that, as a result of the circumstances referred to in paragraph 2.2(B) above, additional or alternative work is required to deliver the functionality intended to be delivered by the Planned Capital Improvements and, as a result, the Actual CapEx may exceed [***] of the Confirmed Anticipated Aggregate CapEx, Seller Parties shall notify Buyer and the parties, each acting reasonably and in good faith, shall discuss and use their commercially reasonable efforts to agree the necessary revisions to the scope of works and the incremental capital expenditure required to be incurred in connection with such revisions. Following such agreement (which shall be recorded in writing), the Planned Capital Improvements and/or Confirmed Anticipated Aggregate CapEx (as applicable) shall be deemed amended to the extent so agreed between the parties.

2.4	Buyer shall not be required to reimburse Seller Parties for costs incurred in connection with the implementation of the Planned Capital Improvements that arise as a result of:

(A)	[***]

(B)	[***]

(C)	[***]

(the “Excluded Costs”), and the Excluded Costs shall not be included in the Actual CapEx for the purposes of this CapEx Letter Agreement. For the avoidance of doubt, incremental costs agreed between the Parties pursuant to paragraph 2.3 shall not be Excluded Costs.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

2.5	Seller Parties shall:

(A) (and shall procure that its relevant Affiliates shall) use commercially reasonable efforts to minimise the extent to which Actual CapEx exceeds the Confirmed Anticipated Aggregate CapEx; and

(B) notify Buyer as soon as practicable (giving reasons for the increase) in writing if, at any point during the term of this CapEx Letter Agreement, it anticipates that Actual CapEx will exceed the Confirmed Anticipated Aggregate CapEx by more than [***].

2.6

Without prejudice to paragraph 2.3 above, Buyer shall not be obligated to reimburse Seller Parties (or any Affiliate of Seller Parties) for any Actual CapEx in excess of [***] of the Confirmed Anticipated Aggregate CapEx.

2.7

As soon as reasonably practicable following the end of each month during the term of this CapEx Letter Agreement, Seller Parties shall notify Buyer in writing of the Actual CapEx incurred by Seller Parties and/or their Affiliates during that month (the “Notified Monthly CapEx”).

2.8	Subject to paragraphs 2.4 and 2.6 above, Buyer shall reimburse Seller Parties (or, at Seller Parties’ direction, any of their Affiliates) for each Notified Monthly CapEx, as follows:

(A)	the Notified Monthly CapEx incurred by Seller Parties (or any of their Affiliates) in any [***]; and

(B)

undisputed amounts payable pursuant to the terms of this CapEx Letter Agreement shall be paid by Buyer (or any of its Affiliates) to Seller Parties (or their nominated Affiliate) within [***] after the date of receipt of any invoice by Buyer.

2.9

In the event that Buyer has a good faith objection to any amount set forth on an invoice delivered in accordance with paragraph 2.8 above, Buyer shall promptly provide Seller Parties with written notice of such objection (an “Objection Notice”) within [***] after the date of receipt of any invoice by Buyer; provided that Buyer shall pay any undisputed portion of such invoice in accordance with paragraph 2.8 above. The parties shall use their good faith efforts to resolve the amounts disputed in the Objection Notice. Any disputed amount under this paragraph 2.9 shall be paid within [***] after such dispute has been resolved (or, if later, by the due date for payment under paragraph 2.8). If the parties are unable to resolve such dispute, such dispute shall be resolved in accordance with Section 13.12 of the Purchase Agreement, provided that the senior executive of Seller Parties for these purposes shall be a senior member of the GlaxoSmithKline group’s Pharma Supply Chain organisation.

2.10	Buyer shall pay the amounts required to be reimbursed pursuant to paragraphs 2.8 and/or 2.9 above to such bank account as Seller Parties may direct in writing.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

2.11

Seller Parties shall maintain (and cause to be maintained) true and complete books of account containing an accurate record of all supporting financial data sufficient to verify the expenses incurred and/or invoiced by Seller Parties in connection with the Planned Capital. Buyer will have the right, upon reasonable prior notice to Seller Parties, to have such books and records audited by an independent Third Party, provided that:

(A)

no more than [***] such audit shall be undertaken in any Calendar Year prior to expiry or earlier termination of this CapEx Letter Agreement and one final audit may be conducted during the [***] following such expiry or termination;

(B)	each such audit will take place during normal business hours and may include all elements comprised in the Actual CapEx invoiced to Buyer to the extent not covered by the scope of any previous audit;

(C)

the Third Party engaged by Buyer to perform such audit shall be reasonably acceptable to Seller Parties and such Third Party shall, on the request of Seller Parties, enter into an appropriate non-disclosure/non-use agreement with respect to any information disclosed or to which such Third Party auditor may have access as a result of such audit;

(D)

the Third Party engaged by Buyer to perform such audit shall issue to each party simultaneously a report identifying any discrepancy between (i) the relevant financial records and (ii) the amounts invoiced to Buyer pursuant to paragraph 2.8 above (or confirming that there is no such discrepancy);

(E)

Buyer shall bear the costs of any such audits; provided, however, that should a particular audit reveal an aggregate variance of more than [***] between the financial records and the amounts invoiced to Buyer pursuant to paragraph 2.8 above (having regard to any adjustment made pursuant to an Objection Notice), then Seller Parties will be responsible for the reasonable costs of such audit; and

(F)

if, based on the results of any audit, additional payments are owed to either Seller Parties or Buyer (whether as a result of overpayment or underpayment, in each case having regard to any adjustment made pursuant to an Objection Notice) under this CapEx Letter Agreement, then the party responsible for such amounts will make such additional payments within [***] after the report referred to at paragraph 2.11(D) above is issued to the parties and the designation by the receiving party of a bank account for the receipt of such payment.

2.12

The Parties acknowledge and agree that, for the purposes of this Agreement, the Pass- Through Costs shall only include direct costs of Planned Capital Improvements actually incurred by the Seller Parties or their Affiliates[***].

3.	Term and Termination

3.1

This CapEx Letter Agreement shall come into force on the date set out above and, unless terminated earlier in accordance with the provisions of this CapEx Letter Agreement, shall continue in force until the last to occur of:

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(A)	completion of the Planned Capital Improvements; and

(B)	reimbursement by Buyer to Seller Parties (or their Affiliate) of all Actual CapEx, subject to paragraph 2.6.

3.2

Buyer may terminate this CapEx Letter Agreement at any time by giving Seller Parties not less than [***] notice in writing, provided that Buyer also gives notice to terminate the Commercial Manufacturing and Supply Agreement at the same time.

3.3	The parties hereto may terminate this CapEx Letter Agreement at any time by their mutual written consent.

3.4

Buyer or Seller Parties may terminate this CapEx Letter Agreement immediately in the event that the other party materially breaches any of its duties or obligations under this CapEx Letter Agreement and such material breach is not cured within [***] after written notice to such breaching party specifying the nature of such material breach. For the avoidance of doubt, any change in the scope of the Planned Capital Improvements and/or in the timelines for the implementation of the Planned Capital Improvements as a result of the circumstances referred to in paragraph 2.2(B) that could not as at the date of this CapEx Letter Agreement have been reasonably anticipated by Seller Parties or that were otherwise unable to be mitigated by Seller Parties (following Seller Parties’ reasonable efforts to do so) above shall not be a breach of this CapEx Letter Agreement.

3.5	Buyer or Seller Parties may terminate this CapEx Letter Agreement immediately in accordance with paragraph 10 below.

3.6	This CapEx Letter Agreement shall terminate automatically in the event that the Commercial Manufacturing and Supply Agreement is terminated for any reason.

3.7	Following termination of this CapEx Letter Agreement:

(A)

Seller Parties shall (and shall procure that its relevant Affiliates shall) use commercially reasonable efforts to reduce, avoid or otherwise mitigate any commitments to incur capital expenditure in connection with the Planned Capital Improvements following the date of such termination; and

(B)

if such termination is pursuant to any of [***], Buyer shall promptly (but in all cases within [***] after the date of receipt of any invoice by Buyer) reimburse Seller Parties (and/or their relevant Affiliate) for:

(i)	[***] on or before the date of such termination that is subject to reimbursement, but that has not previously been reimbursed pursuant to this CapEx Letter Agreement;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

(ii)

subject to paragraph 3.7(A), any capital expenditure required to be incurred in connection with the Planned Capital Improvements following the date of such termination to which Seller Parties (or their Affiliate) was reasonably committed [***]; and

(iii)	[***]; and

(C)	if such termination is by Buyer pursuant to [***], then, in either case Seller Parties shall promptly, but in all cases within [***] following the effective date of termination:

(i)	refund any amounts paid (reimbursed) by Buyer pursuant to this CapEx Letter Agreement prior to such termination; and

(ii)	cancel (whether by the issue of a credit note or otherwise) any invoice issued pursuant to paragraph 2.8 which is outstanding as at the date of such termination.

4.	Ownership of equipment and capital assets and related requirements

4.1

For the avoidance of doubt, any equipment or other capital assets comprised in, or acquired in connection with, the Planned Capital Improvements shall be owned by Seller Parties (or their Affiliate) notwithstanding Buyer’s reimbursement of Actual CapEx.

4.2

Seller Parties shall (a) ensure that all Planned Capital Improvements remain at the Cork Site for the duration of the Commercial Manufacturing and Supply Agreement unless otherwise agreed by the parties; (b) safeguard the Planned Capital Improvements in accordance with Seller Parties’ normal practices for maintaining the security of the facilities at the Cork Site; and (c) calibrate, clean and maintain said Planned Capital Improvements (as applicable) in accordance with Seller Parties’ standard equipment maintenance and other operating procedures. For the avoidance of doubt, the costs thereof shall not be included in the Actual CapEx and shall not be required to be reimbursed under this CapEx Letter Agreement.

5.	Sub-contracting and assignment

5.1	Seller Parties may sub-contract the performance of their obligations under this CapEx Letter Agreement to the Person who from time to time owns and/or operates the Cork Site, provided that:

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(A)

any expenditure incurred by such Person in the implementation of the Planned Capital Improvements shall be deemed to be Actual CapEx or Excluded Costs (as the case may be) as if incurred by Seller Parties; and

(B)

Seller Parties shall remain liable to Buyer for the performance of all their obligations and for any act or omission under this CapEx Letter Agreement of such sub-contractor in the performance of such obligations.

5.2

Subject to paragraph 5.1, neither Seller Parties nor Buyer may sublicense or assign this CapEx Letter Agreement or any of its rights or obligations under this CapEx Letter Agreement (including the benefit of any receivable arising under this CapEx Letter Agreement) to a Person other than an Affiliate without the prior written consent of the other party (acting in its sole discretion), and any such consent shall not (and shall not be deemed to) relieve the assigning party of any of its obligations or liabilities to the other party under or pursuant to this CapEx Letter Agreement. Subject to the preceding provisions of this paragraph 5.2, any purported assignment without a consent shall be void.

6.	Survival of rights, duties and obligations

6.1

Termination of this CapEx Letter Agreement shall not release either party from any liability or right of action which at the time of termination has already accrued to such party or which may thereafter accrue in respect of any act or omission prior to such termination. Such rights shall include recovery of any monies due under this CapEx Letter Agreement.

6.2	Without prejudice to the generality of paragraph 6.1 above, the provisions of paragraphs 2.11, 2.12, 3.7, 4, 5, 11, 12 and 13 shall survive the termination of this CapEx Letter Agreement.

7.	Progress reporting and performance audits

7.1

Without limiting paragraph 1.6 above, the parties acknowledge that the Planned Capital Improvements comprise part of an overall programme of work, alongside certain technical transfer and other development work intended to be contracted for pursuant to the Commercial Manufacturing and Supply Agreement, intended to enable the Cork Site to undertake the Manufacture of tapinarof pursuant to the Commercial Manufacturing and Supply Agreement.

7.2

Seller Parties shall keep Buyer reasonably informed with respect to the preparations for validation of the commercial Manufacture of tapinarof, which shall include reasonable information as to the progress of the Planned Capital Improvements, including by providing written notice to Buyer in the event of any actual or anticipated material delays.

7.3

Without limiting paragraph 7.2 above or the rights of Buyer under the Supply Agreements or the Purchase Agreement, but subject to paragraph 7.4 below, Buyer shall have the right, not more than [***] in each Calendar Year (and not more than [***] prior to the expiry or earlier termination of this CapEx Letter Agreement, and during regular business hours to inspect:

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(A)	the Cork Site; and

(B)	relevant records or information within Seller Parties’ (or their Affiliate’s) Control,

to assess the progress of the Cork Site towards readiness for the validation of commercial Manufacture of tapinarof (including progress in the implementation of the Planned Capital Improvements and adherence to the terms of this CapEx Letter Agreement), including the timetables described in paragraph 1.2 above.

7.4	Buyer’s inspection rights under this paragraph 7 shall not extend to:

(A)

any parts of the Cork Site, or any documents, records or other information, which do not relate to the Planned Capital Improvements or related development services contracted for pursuant to the Commercial Manufacturing and Supply Agreement; or

(B)	financial records related to the Planned Capital Improvements, which are addressed in paragraph 2.11 above.

7.5

Any inspection conducted pursuant to this paragraph 7 shall also be deemed to constitute an exercise by the Buyer of any overlapping inspection right the Buyer or its Affiliates may have under or pursuant to the Supply Agreements in relation to the progress of other parts of the overall programme of work described in paragraph 7.1 above, unless such inspection under this paragraph 7 is, by prior agreement between the parties, limited solely to the Planned Capital Improvements.

8.	Counterparts

This CapEx Letter Agreement and any amendment hereto may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. The exchange of copies of this CapEx Letter Agreement or amendments thereto and of executed signature pages by facsimile transmission or by email transmission in portable document format (PDF), or similar format, shall constitute effective execution and delivery of such instrument(s) as to the parties and may be used in lieu of the original CapEx Letter Agreement or amendment for all purposes. Signatures of the parties transmitted by facsimile or by email in portable document format (PDF), or similar format, shall be deemed to be their original signatures for all purposes.

9.	Warranties

Each Party:

(A)	represents and warrants that it has full capacity and authority to enter into this CapEx Letter Agreement and to perform its obligations under this CapEx Letter Agreement; and

(B)	warrants that it holds or will hold (and, to the extent required, will continue to hold until expiry or earlier termination of this CapEx Letter Agreement) any consent,

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authorisation, permit, certificate, licence or approval of, exemption by, or filing or registration with any Governmental Body (collectively, “Consents”) reasonably required to perform its obligations as contemplated by this CapEx Letter Agreement and further, that:

(i)	it has paid (and will until expiry or earlier termination of this CapEx Letter Agreement continue to pay) all fees due in relation to such Consents; and

(ii)

it is not (and will not before expiry or earlier termination of this CapEx Letter Agreement be) in breach of any conditions under any such Consents where such breach would be likely to have an adverse effect on the its ability to perform its obligations under this CapEx Letter Agreement.

10.	Force Majeure

10.1

If any circumstances beyond the reasonable control of a party (the “Affected Party”) or its Affiliate which directly prevent or have a material adverse effect on the Affected Party’s performance of its obligations under this CapEx Letter Agreement (a “Force Majeure Event”) occurs, the Affected Party shall:

(A)	notify the other party as soon as practicable as to the nature and extent of the circumstances in question;

(B)

use reasonable efforts to the extent possible (given the nature and extent of the Force Majeure Event in question) to mitigate the adverse effect of such Force Majeure Event on its performance of its obligations under this CapEx Letter Agreement; and

(C)

not be deemed to be in breach of this CapEx Letter Agreement, and shall not otherwise be liable to the other party, by reason of any delay in performance, or the non-performance of any of its obligations under this CapEx Letter Agreement, to the extent that the delay or non-performance is due to any Force Majeure Event, and the time for performance of that obligation shall be extended accordingly.

10.2	If:

(A)

Seller Parties (or their Affiliate) is the Affected Party and Seller Parties are prevented from performance of any of their obligations under this CapEx Letter Agreement by a Force Majeure Event for [***] or more; or

(B)	Buyer is the Affected Party and Buyer is prevented from performance of any of its obligations under this CapEx Letter Agreement by a Force Majeure Event for [***] or more,

the other party may, in its discretion, terminate this CapEx Letter Agreement with immediate effect by giving written notice to the Affected Party.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

11.	Liability

The rights and remedies set out in paragraph 3 above shall be the sole and exclusive monetary remedies available to the parties with respect to any breach (or alleged breach) of this CapEx Letter Agreement.

12.	No set-off

Unless and to the extent expressly stated otherwise in this CapEx Letter Agreement, neither party shall be entitled to set off against any sum owed by that party or its Affiliates any sum owed by the other party or its Affiliates.

13.	Governing law and jurisdiction

13.1

This CapEx Letter Agreement and its negotiation, execution, performance or non- performance, interpretation, termination, construction and all claims or causes of action (whether in contract, in tort, at law, or otherwise) that may be based upon, arise out of, or relate to this CapEx Letter Agreement or the transactions contemplated hereby, shall be exclusively governed by, and construed in accordance with, the laws of the State of Delaware regardless of laws that might otherwise govern under any applicable conflict of laws principles.

13.2

Subject to paragraph 13.3, each party hereby irrevocably submits to the exclusive jurisdiction of the Delaware courts in relation to all matters, whether contractual or non- contractual, arising out of or in connection with this CapEx Letter Agreement or its negotiation, existence, validity or enforceability. Any Proceeding concerning such matters shall be brought only in the Delaware courts. Each party hereby waives (and agrees not to raise) any objection, on the ground of forum non conveniens or on any other ground, to the taking of Proceedings in the Delaware courts.

13.3

Each party shall use its reasonable endeavours to resolve any dispute or difference arising out of or in connection with this CapEx Letter Agreement (a “Dispute”) by prompt discussion in good faith at a managerial level appropriate to the Dispute in question. This discussion shall be a pre-condition to the commencement of legal Proceedings before any court. This procedure shall be invoked by either party giving notice to the other setting out the issues in the Dispute and referring to this paragraph 13.3 and, unless the parties agree otherwise, shall be treated as having been exhausted if the Dispute has not been resolved within [***] after the giving of the notice.

14.	Independent Contractors

14.1

The parties’ relationship, as established by this CapEx Letter Agreement, is solely that of independent contractors. This CapEx Letter Agreement shall not create any partnership, joint venture or similar business relationship between the parties and each party covenants that it shall not treat the relationship between the parties as a partnership, joint venture or similar business relationship for any Tax or accounting purposes. Neither party is a legal representative of the other party and neither party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other party for any purpose whatsoever.

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14.2

Any reference in this CapEx Letter Agreement to a “party” shall be read as a reference either to Buyer (on the one hand) or to Seller Parties (on the other hand) and references to the “parties” shall be construed accordingly.

[Signature Page Follows]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

Please countersign this letter where indicated below to confirm your agreement to the terms and conditions above.

Yours faithfully	Accepted and agreed

for and behalf of Glaxo Group Limited	for and behalf of Dermavant Sciences GmbH

for and behalf of GlaxoSmithKline Intellectual Property Development Ltd

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

Annex 1

Planned Capital Improvements

[***]

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Annex 2

Initial Anticipated CapEx

Phasing

[***]

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Annex 3

Operational Timelines for Planned Capital

Improvements

[***]

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